                                                            MARSHALL  INDUSTRIES

                                                                      EXHIBIT 23

                           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Marshall Industries' previously filed Registration Statements on Form S-8, File Numbers 33-1587 and 33-82510.

                                      ARTHUR ANDERSEN LLP

                Los Angeles, California
                August 25, 1999